AMENDMENT NO. 1
                                TO LOAN DOCUMENTS


BETWEEN:        REINK IMAGING USA, LTD., a Delaware corporation (the "Borrower")

AND:            BARRINGTON BANK INTERNATIONAL LIMITED,
                a corporation organized under the laws of the Bahamas (the "Lender" and collectively with the Borrower, the "Parties")

         WHEREAS, the Parties entered into a Loan Agreement dated February 25, 2000 (the "Loan Agreement");

         WHEREAS, pursuant to the Loan Agreement, on February 25, 2000, the Borrower (1) as Maker, issued to the Lender its promissory note in face amount One Million Dollars ($1,000,000.00) (the "Original Note") and (2) as Debtor, and the Lender, as Secured Party, entered into a Security Agreement granting the Lender a security interest in substantially all of the Borrower's assets (the "Security Agreement");

         WHEREAS, the Borrower initially borrowed on or about February 25, 2000, a net sum of $900,000 under the Loan Agreement and the Original Note, as evidenced on the grid attached to the Original Note;

         WHEREAS, the Borrower has not repaid in full the amount borrowed, leaving an unpaid Principal Balance (as defined in the Original Note) under the Loan Agreement and the Original Note of $500,000, on which Principal Balance interest is now accruing at the default rate of fourteen percent (14%) per annum;

         WHEREAS, the Parties desire to restructure the payment terms under the Original Note and to enter into the other agreements and covenants contained herein;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and agreements contained herein, the Parties hereby agree as follows:


                                    ARTICLE 1
                            RECITALS AND DEFINITIONS

1.1 Recitals. The Parties hereby acknowledge the accuracy of the foregoing recitals, all of which are incorporated herein by reference as though set forth at length below.

1.2      Defined Terms.   Unless otherwise   defined herein,  capitalized  terms
         have the meaning ascribed to them in the Loan Agreement. All reference to "dollars" and "$" are to United States Dollars.

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                                    ARTICLE 2
                          AMENDMENTS TO LOAN AGREEMENT

         The Parties hereby amend the Loan Agreement as follows:

2.1 Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

              Borrower agrees to pay to Lender the sum of Four Hundred Seven Thousand Five Hundred Dollars ($407,500) with interest at an annual rate of fourteen percent (14%), together with all fees and charges in connection therewith, on or prior to October 31, 2001 (the "Maturity Date"). Interest shall be payable as further set forth in the note contemplated by Section 1.2.

2.2 The promissory note described in Section 1.2 of the Loan Agreement shall be in the form of the amended and restated promissory note attached hereto as Exhibit A (the "Amended Note"), which, for greater certainty, evidences the financing of other obligations of the Borrower to the Lender in connection with this Amendment No. 1.

2.3 The default interest rate set forth in Section 1.4 shall only apply to payments due and payable after the date hereof.

2.4 Section 6.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

              6.1.   Events of Default

              (a) Subject to paragraph (b) below, each of the following shall constitute an "Event of Default" hereunder:

               (1) any  representation  or warranty  contained  herein should be
               inaccurate  in  any  material   detail,   as  determined  in  the
               reasonable discretion of Lender,

               (2) there is a breach hereof by Borrower or a violation of the terms and conditions set forth herein, in the Note or in the Security Agreement, or

               (3) there is a breach by Brittany of any covenant or agreement contained in the mortgage delivered pursuant to Section 3.12 (the "Mortgage").

          Upon the occurrence of any Event of Default, Lender shall have the right to accelerate all amounts owing hereunder and under the note described in Section 1.2, and declare all amounts owing hereunder due and payable.

               (b) In the case of a breach of

               (1) any of Sections 3.1 through 3.7 hereof  inclusive (as well as
               any  of  such   representations  and  warranties  that  are  also
               incorporated into the Security Agreement), or

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               (2) an Event of Default  under  clause  (a)(3)  above (other than those enumerated in Section 7.1(b) of the Mortgage), Borrower shall have ten (10) business days after notice thereof from Lender to cure such default to the reasonable satisfaction of Lender before an "Event of Default" shall be deemed to have occurred.

2.5 All references to "this Agreement" (or words of similar connotation) in the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

                                    ARTICLE 3
                           CONDITIONS TO EFFECTIVENESS

3.1 The Parties understand and agree that the foregoing amendments to the Loan Agreement and the amending and restating of the Original Note (in the form of the Amended Note) is conditional upon the delivery to the Lender of the following:

          (a) The Amended Note, duly executed by the Borrower; provided that the Lender shall (1) return evidence of the cancellation of the Original Note to Borrower at the closing of the transactions contemplated by this Amendment No. 1, and (2) deliver the Original Note marked "Cancelled" to the Borrower as soon as practicable after such closing;

          (b) A certificate of good standing in favor of the Borrower issued by the Secretaries of State of the States of Delaware (as a domestic corporation) and New Jersey (as a foreign corporation);

          (c) payment to the Lender of One Hundred Thousand Dollars ($100,000), representing the portion of the Principal Balance not payable under the Amended Note, together with all accrued and unpaid interest under the Original Note;

          (d) payment to Davies Ward Phillips & Vineberg LLP, New York, New York, and Morris, Morris & Klein LLP, United States and general counsel to the Lender, respectively, of the legal fees for professional services ___ rendered and ___ disbursements ___ in connection with the transactions contemplated by this Amendment No. 1 that are included on the invoice delivered by each of such law firms at or prior to the time of closing;

          (e) payment of all other costs and fees incurred by the Lender in connection with the transactions contemplated hereby;

          (f) a modification to that certain Mortgage, Assignment of Leases and Security Agreement dated February 25, 2000, issued by Brittany in favor of the Lender (the "Mortgage"), duly executed by Brittany and in proper form for filing, as set forth in Exhibit B hereto; and

          (g) an acknowledgement and consent in the form of Exhibit C hereto, duly executed by William Gallagher and Rosalie Gallagher.

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                                    ARTICLE 4
                             THE SECURITY AGREEMENT

4.1 In the event that the Borrower is able to obtain additional inventory financing in an amount in excess of $100,000, the Lender agrees to negotiate in good faith the terms of a subordination agreement with such inventory financier, subject to Section 4.2.

4.2      With respect to the subordination agreement contemplated in
         Section 4.1, the following conditions shall be deemed "reasonable" conditions and the Lender's insistence on such terms shall be deemed by the Borrower to constitute good faith negotiations for purposes of this
         Section 4:

          (a) such subordination agreement shall only be with respect to the Lender's interest in the Borrower's inventory;

          (b) the inventory financier shall pay all proceeds of its financing arrangements with the Borrower (up to the then-current Principal Balance under the Amended Note) directly to the Lender in reduction of the accrued and unpaid interest on and the Principal Balance under the Amended Note; and

          (c) the value of the inventory in which the rights of the Lender are subordinated shall not exceed the amount(s) paid by the inventory financier to the Lender under clause (b) above.

4.3 Amendment to Security Agreement. The Parties hereby amend the Security Agreement as follows:


          (a) The  definition  of "Loan  Documents"  in the  Security  Agreement
          (including without limitation as such defined term is used in the recitals to the Security Agreement and Section 1 thereof), is hereby amended to include the Loan Agreement, as amended hereby, the Amended Note, and the Mortgage, in each case as the same may be amended, restated, modified, supplemented or substituted from time to time in the future.

          (b)  All   references  to  "this   Agreement"  (or  words  of  similar
          connotation) in the Security Agreement shall be deemed to refer to the Security Agreement as amended hereby.


                                    ARTICLE 5
                            MISCELLANEOUS PROVISIONS

5.1      Loan Agreement and Security Agreement Otherwise Unchanged. The
         Parties hereto confirm that the terms and conditions and covenants of the Loan Agreement and the Security Agreement remain unchanged and in full force and effect, except as expressly modified by Sections 2.1 through 2.5 and Section 4.3 (as applicable) of this Amendment No. 1. Except as expressly set forth therein, all of the terms, provisions and conditions contained in each of the Loan Agreement and the Security

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         Agreement, as well as the other documents and instruments delivered to the Lender thereunder by the Borrower, are hereby ratified, approved, confirmed and shall continue to be binding on the Parties. For greater certainty, the execution and delivery by the Lender of this Amendment No. 1 shall not effect a current or future waiver of or consent to a breach of any provision of the Loan Agreement (as amended hereby), the Security Agreement or the Amended Note, all of which may only be effected by a written document or instrument to such effect executed at such time by the Lender.

5.2 The provisions of Section 5 of the Loan Agreement (including without limitation the choice of law in Section 5.5 thereof and the submission to jurisdiction and waiver of jury trial set forth in Sections 5.9 and 5.10 thereof, respectively) are hereby incorporated by reference herein as though set forth at length herein.

5.3 This Amendment No. 1 may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              [The remainder of this page intentionally left blank]


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         IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.



REINK IMAGING USA, LTD., as Borrower



By:________________________________________
Name:
Title:



BARRINGTON BANK INTERNATIONAL
LIMITED, as Lender



By:________________________________________
Name:
Title:





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                            EXHIBIT A - AMENDED NOTE

                  EXHIBIT B - FORM OF MODIFICATION TO MORTGAGE





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                 EXHIBIT C - FORM OF ACKNOWLEDGEMENT AND CONSENT

                                 {See Next Page}

To:      Barrington Bank International Limited

We, the undersigned, hereby acknowledge familiarity with the transactions described below and hereby consent thereto:

(1) Brittany at 2550 Haddonfield Rd., LLC ("Brittany") executing, delivering, performing its obligations under, and permitting and/or causing to be filed, an amendment to that certain Mortgage, Assignment of Leases and Security Agreement dated February 25, 2000 (the "Mortgage"), issued by Brittany in your favor (in support of obligations of Reink Imaging USA, Ltd.), which amendment provides for (among other things) modifications of the obligations secured by such Mortgage; and

(2) The providing of such amendment by Brittany will not be a default under the Pledge and Security Agreement dated September 30, 1999.

The undersigned hereby further consent to such further amendments, restatements, modifications, supplements or substitutions to the Mortgage as you may require from time to time in your sole discretion.

Dated the _____ day of ____________________, 2001




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William Gallagher_                            Rosalie Gallagher